Exhibit 10

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the incorporation by reference in this Amendment No. 5 to the Registration Statement of Master Value Opportunities Trust, formerly Master Small Cap Trust, (the “Trust”) on Form N-1A (Investment Company Act File No. 811-10095) of our report dated May 21, 2004 for the Trust, appearing in the March 31, 2004 Annual Report of the Merrill Lynch Value Opportunities Fund, Inc., formerly Small Cap Value Fund, Inc., in part B of this Registration Statement.

/s/ Deloitte &Touche LLP

Princeton, New Jersey
July 23, 2004